SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 4, 1997


                                  MAPICS, Inc.
               (Exact Name of Registrant as Specified in Charter)


       MASSACHUSETTS                     0-18674                04-2711580
(State of Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

            5775-D Glenridge Drive, Atlanta, Georgia     30328
            (Address of Principal Executive Offices)   (Zip Code)


       Registrant's telephone number, including area code: (404) 705-3000


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Item 5.  Other Events.

     On August 4, 1997, MAPICS, Inc. (the "Company") entered into a secured revolving credit and term loan facility in the aggregate amount of $30 million with BankBoston, N.A., as agent (the "Agent") for certain other participating lenders (the "Credit Facility"). The Credit Facility provides for a $15 million term loan and a $15 million revolving line of credit. The Company initially borrowed $500,000 pursuant to the revolving line of credit and $15 million under the term loan facility. The Company has used the combined loan proceeds to refinance a portion of the Company's existing indebtedness. The remaining availability under the revolving line of credit will be used for working capital and general corporate purposes. The term loan shall be repaid in eight consecutive quarterly payments of $1,250,000 commencing September 30, 1998 and is subject to partial prepayment under certain circumstances, as set forth in the Credit Facility. The revolving line of credit shall be repaid in full on June 30, 2000. Both the term loan facility and revolving line of credit shall bear interest at a base rate or eurodollar rate plus a variable margin based on certain financial covenants of the Company, as set forth in the Credit Facility.

     The Company has granted a security interest in substantially all of its assets to the Agent and the other participating lenders to secure its obligations under the Credit Facility.

     A copy of the Revolving Credit and Term Loan Agreement dated as of August 4, 1997 by and among the Company, BankBoston, N.A., the other lending institutions set forth on Schedule I thereto and BankBoston, N.A. as Agent, is filed as Exhibit 10.1 to this report and is incorporated herein by this reference.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial Statements of Business Acquired.  None.
           -----------------------------------------
      (b)  Pro Forma Financial Information.  None.
           -------------------------------
      (c)  Exhibits.
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Exhibit No.    Description
-----------    -----------

   10.1 Revolving Credit and Term Loan Agreement dated as of August 4, 1997 among MAPICS, Inc., BankBoston, N.A. and the other lending institutions set forth on Schedule 1 thereto, and BankBoston, N.A. as agent

   10.2 Security Agreement dated August 4, 1997 between MAPICS, Inc. and BankBoston, N.A., as agent

   10.3 Revolving Credit Note in the principal amount of $15,000,000 dated August 4, 1997

   10.4        Term Note in the principal amount of $15,000,000 dated August 4,
               1997



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MAPICS, INC.


Date: August 12, 1997                          By: /s/ William J. Gilmour
                                                   ----------------------------
                                                   William J. Gilmour
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit No.  Description
-----------  -----------

   10.1 Revolving Credit and Term Loan Agreement dated as of August 4, 1997 among MAPICS, Inc., BankBoston, N.A. and the other lending institutions set forth on Schedule 1 thereto, and BankBoston, N.A. as agent

   10.2 Security Agreement dated August 4, 1997 between MAPICS, Inc. and BankBoston, N.A., as agent

   10.3 Revolving Credit Note in the principal amount of $15,000,000 dated August 4, 1997

   10.4      Term Note in the principal amount of $15,000,000 dated
             August 4, 1997